EXHIBIT 32.1



    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of NewMarket Technology, Inc. (the Company) on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Philip verges, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 21, 2005               /s/ Philip M. Verges
                                    ----------------------
                                    Philip M. Verges
                                    President, Chief Executive Officer
                                    and Principal Financial Officer








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A signed  original of this  written  statement  required by Section 906 has been provided to New and will be retained by NewMarket Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.